Condensed Interim Statements of Comprehensive Loss (Unaudited) - USD ($)	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Income Statement [Abstract]
Sales	$ 282,693	$ 344,819
Cost of Sales	209,529	194,104
GROSS PROFIT	73,164	150,714
Research and development expenses	662,440	216,181
Selling and marketing expenses	516,401	94,339
General and administrative expenses	1,122,759	101,877
Initial public offering expenses		106,754
OPERATING LOSS	2,228,436	368,436
Change in fair value of derivative warrant liabilities	(67,227)
Other finance expenses (income), net	(135,115)	64,888
NET LOSS AND COMPREHENSIVE LOSS	$ 2,026,094	$ 433,324
Net loss per ordinary share, basic (in Dollars per share)	$ 0.19	$ 0.12
Weighted average number of ordinary shares outstanding, basic (in Shares)	10,940,958	3,597,442